Exhibit 99.1

August 26, 2021

FOR IMMEDIATE RELEASE

Investor Contact: Mark Warren (205) 298-3220

Media Contact: Janet Kavinoky (205) 298-3220

VULCAN COMPLETES ACQUISITION OF U.S. CONCRETE

Further Enhances the Company’s Aggregates-led Business

Birmingham, Alabama – August 26, 2021 – Vulcan Materials Company (NYSE: VMC) today announced that it has completed its previously announced acquisition of U.S. Concrete.

Tom Hill, Chairman and CEO of Vulcan Materials Company, said, “Today is an important milestone as we welcome U.S. Concrete and its talented team to Vulcan while also taking the next step forward in our growth and value creation strategy. With our complementary footprints and shared commitment to innovation and operational excellence, Vulcan will have enhanced scale within our aggregates business and additional geographic reach in attractive growing metropolitan areas to serve our customers. After working closely with the U.S. Concrete team over the past few months, we are more confident than ever in the cultural alignment across our organizations and the opportunities ahead.”

With the completion of the acquisition, U.S. Concrete’s common stock has ceased trading on the NASDAQ Global Select Market, and U.S. Concrete is now a wholly-owned subsidiary of Vulcan.

About Vulcan Materials Company

Vulcan Materials Company, a member of the S&P 500 Index with headquarters in Birmingham, Alabama, is the nation’s largest supplier of construction aggregates—primarily crushed stone, sand and gravel—and a major producer of aggregates-based construction materials, including asphalt and ready-mixed concrete. For additional information about Vulcan, go to www.vulcanmaterials.com.

August 26, 2021

FOR IMMEDIATE RELEASE

FORWARD-LOOKING STATEMENT DISCLAIMER

This communication contains “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, regarding Vulcan and U.S. Concrete, including, but not limited to, statements about the benefits of the proposed transaction of Vulcan and U.S. Concrete, including future financial and operating results, Vulcan’s or U.S. Concrete’s plans, objectives, expectations and intentions and the expected timing of completion of the proposed transaction. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond Vulcan’s or U.S. Concrete’s control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Vulcan’s and U.S. Concrete’s ability to complete the transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and stockholder approvals and the satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive merger agreement relating to the proposed transaction; failure to realize the expected benefits of the proposed transaction; significant transaction costs and/or unknown or inestimable liabilities; the risk that U.S. Concrete’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; Vulcan’s ability to obtain the expected financing to consummate the proposed transaction; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance and results of the combined company following completion of the proposed transaction; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the transaction on the market price of Vulcan’s or U.S. Concrete’s common stock; the possibility that, if Vulcan does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of Vulcan’s common stock could decline; the risk of potential stockholder litigation associated with the possible transaction, including resulting expense or delay; regulatory initiatives and changes in tax laws; the impact of the COVID-19 pandemic on the operations and financial results of Vulcan, U.S. Concrete or the combined company; general economic conditions; and other risks and uncertainties affecting Vulcan and U.S. Concrete, including those described from time to time under the caption “Risk Factors” and elsewhere in Vulcan’s and U.S. Concrete’s SEC filings and reports, including Vulcan’s Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021, U.S. Concrete’s Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021, and future filings and reports by either company. Moreover, other risks and uncertainties of which Vulcan or U.S. Concrete are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results

August 26, 2021

FOR IMMEDIATE RELEASE

and the timing of events to differ materially from those anticipated. Vulcan and U.S. Concrete caution investors that such forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such forward-looking statements. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by Vulcan or U.S. Concrete on their respective websites or otherwise. Neither Vulcan nor U.S. Concrete undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Source: Vulcan Materials Company